Allscripts Healthcare Solutions J A N U A R Y 2 0 1 9 J.P. Morgan Healthcare Conference Exhibit 99.1

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including the statements under “Financial Model and Long Term Outlook”. These forward-looking statements are based on the current beliefs and expectations of Allscripts management, only speak as of the date that they are made (or any other specified date), and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “can,” “may,” and similar terms. Actual results could differ significantly from those set forth in the forward-looking statements and reported results should not be considered an indication of future performance. Certain factors that could cause Allscripts actual results to differ materially from those described in the forward-looking statements include, but are not limited to: the anticipated growth of the Veradigm business; the expected financial contribution from businesses acquired by Allscripts, including the hospital and health systems business acquired from McKesson Corporation (the “EIS Business”), the provider/patient solutions business acquired from NantHealth, Practice Fusion and HealthGrid; the successful integration of businesses acquired by Allscripts; the anticipated and unanticipated expenses and liabilities related to the businesses acquired by Allscripts; security breaches resulting in unauthorized access to our or our clients’ computer systems or data, including denial-of-services, ransomware or other Internet-based attacks; Allscripts failure to compete successfully; consolidation in Allscripts industry; current and future laws, regulations and industry initiatives; increased government involvement in Allscripts industry; the failure of markets in which Allscripts operates to develop as quickly as expected; Allscripts or its customers’ failure to see the benefits of government programs; changes in interoperability or other regulatory standards; the effects of the realignment of Allscripts sales, services and support organizations; market acceptance of Allscripts products and services; the unpredictability of the sales and implementation cycles for Allscripts products and services; Allscripts ability to manage future growth; Allscripts ability to introduce new products and services; Allscripts ability to establish and maintain strategic relationships; risks related to the acquisition of new companies or technologies; the performance of Allscripts products; Allscripts ability to protect its intellectual property rights; the outcome of legal proceedings involving Allscripts; Allscripts ability to hire, retain and motivate key personnel; performance by Allscripts content and service providers; liability for use of content; security breaches; price reductions; Allscripts ability to license and integrate third party technologies; Allscripts ability to maintain or expand its business with existing customers; risks related to international operations; changes in tax rates or laws; business disruptions; Allscripts ability to maintain proper and effective internal controls; and asset and long-term investment impairment charges. Additional information about these and other risks, uncertainties, and factors affecting Allscripts business is contained in Allscripts filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in the most recent Allscripts Annual Report on Form 10-K and subsequent Form 10-Qs. Allscripts does not undertake to update forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes in its business, financial condition or operating results over time.

Allscripts Today: A Business Transformed

PAST		PRESENT
Experienced leadership team	→	Longest tenured leadership team among public peers
Shift to subscription based revenue	→	~80% annual recurring revenue
Gaps in EHR solution set	→	Full EHR solution set
Increased leverage to drive strategic investments	→	De-risked balance sheet: leverage <2x post Netsmart sale
Complex financial reporting	→	Simplified reporting post Netsmart sale
Focus on provider end markets	→	Focus on provider and high growth payer and life sciences
Consolidator of EHR platforms	→	Increased scale to drive operating leverage and industry relevance
Investments in culture	→	High performance culture focused on client success and giving back

Copyright © 2019 Allscripts Healthcare Solutions, Inc.

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Strong Financial Performance (Excluding Netsmart)



NON-GAAP REVENUE
~6% CAGR
$2,000
$1,500
$1,000
$500
$0
2014
2015
2016
2017
2018E



ADJUSTED EBITDA
~12% CAGR
$350
$300
$250
$200
$150
$100
$50
$0
2014
2015
2016
2017
2018E

Dollars in millions. See reconciliation of non-GAAP metrics in the appendix of this presentation and on the Allscripts investor relations website.
2018 estimates based on low end of 2018 outlook provided on November 1, 2018.

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History of Meeting Commitments See reconciliation of non-GAAP metrics in the appendix of this presentation and on the Allscripts investor relations website. NON-GAAP EPS GUIDANCE $0.42 - $0.50 $0.55 - $0.62 $0.61 - $0.63 ACTUAL NON-GAAP EPS $0.47 $0.55 $0.62 YEAR 2015 2016 2017

Efficient Capital Deployment… $272M RETURNED TO SHAREHOLDERS Repurchased 23 million shares $213 million remaining under current authorization as of 12/31/18 $0M (FREE) M&A 12 acquisitions/investments 2 divestitures Added: $300M, net in annual recurring revenue Growth platforms in: Care coordination Consumer / Patient engagement Payer / life science end markets ~$315M FREE CASH FLOW GENERATED 2014-2018

…Positioned Allscripts to be a Long-Term Winner Source: Company filings, Nasdaq consensus estimates for CERN, ATHN, NXGN, CPSI as of 12/13/18, https://www.healthcare-informatics.com/hci100/2018-hci-100-list ~ Assumes low end of 2018 revenue guidance as provided on November 1, 2018, excluding Netsmart. NO. V E N D O R 2 0 1 8 E S T. R E V E N UE (MIL) 1 Cerner $5,391 2 Epic (estimated) $2,700 3 Allscripts (ex-Netsmart) ~$1,800 4 athenahealth $1,341 5 NextGen $530 6 MEDITECH $480 7 GE (owned by Veritas now) $450 8 eClinicalWorks (estimated) $450 9 Greenway (estimated) $350 10 CPSI $282

Future Growth

Healthcare Provider Software and Services Healthcare provider IT spending is projected to increase over the next 5 years, regardless of how the economy performs (shift from fee for service to value based) Dollars in billions. Source: Gartner ~$120B GLOBAL HEALTHCARE IT MARKET IN 2019 HEALTHCARE PROVIDER GLOBAL IT SPENDING ~3.5 % C A G R

EHRs are a Mature Market What will providers be buying? 01 02 03 04 05 06 07 Consumer / Patient Engagement Solutions Financial Decision Support Systems, Real-Time Resource Allocation Care Coordination between Traditional and Post-Acute Care Personalized Medicine Solutions Predictive Analytics and Optimization Solutions Basic Clinical and Practice Management Solutions outside the U.S. Revenue Cycle Solutions and Services

Allscripts is Well Positioned in These Areas A R E A S B E S T I N C L A S S C O M P E T I T I V E Patient Engagement Financial Decision Support Care Coordination Personalized Medicine Predictive Analytics and Optimization Revenue Cycle Solutions and Services Clinical and Practice Management Solutions outside the U.S.

Payer & Life Sciences Market Size & Growth The payer & life sciences market is larger than the provider software market today, and growing at more than twice the rate 5% 22% 12% 14% 10% 5- YEA R CAGR $2.5B Medication therapy mgmt. $4.1B Healthcare analytics $2.0B Provider messaging $1.4B Provider and patient connectivity $22B Clinical research $ 3 2 B M A R K E T | 9.2 % C A G R Source: Oliver Wyman $20B 3-4% Provider software market

Payer & Life Sciences End Markets are Growing Rapidly What will these companies be buying? Connectivity to Providers and Patients Insights and Analytics Real World Clinical Evidence

Veradigm Core Solutions We are far ahead of any other traditional EHR competitor in delivering value to these end markets Promotional Messaging Rx Price Transparency and pre-authorizations Lab Network eChartCourier (Electronic Chart Retrieval) Payer Gaps in Care messaging and pre-authorizations Risk Adjustment Analytics Analytics/Insights Services De-ID Data for Research Registries and Custom Data Capture Data/Analytic & Research Clinical Workflow Health Plan

Financial Model and Long-Term Outlook

Top Line Growth Derived Across Our Different End Markets

3 Year (2019-2021) Non-GAAP Revenue CAGR

	3 YEAR (2019-2021) REVENUE CAGR	RELATIVE SIZE	WEIGHTED IMPACT
Provider	~2-4%	~90%	~2.0 – 3.5
Veradigm	~15-25%	~10%	~1.5 – 2.5
Organic Non-GAAP Revenue CAGR			**3.5% – 6.0%**
Non-Organic Non-GAAP Revenue CAGR			**2.0% – 3.0%**
Total Non-GAAP Revenue CAGR			**5.5% – 9.0%**

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Investment Considerations We enable providers, payers and life science companies to optimize value at the point of care High recurring revenue model Flexible balance sheet with capacity for investment and capital returns Robust, diversified and award winning solutions portfolio Significant operating leverage Track record of successful capital deployment Future growth opportunities distinguishes from EHR peers

Allscripts Healthcare Solutions J A N U A R Y 2 0 1 9 J.P. Morgan Healthcare Conference

Appendix: Non-GAAP Reconciliations

Non-GAAP Financial Measures This presentation includes references to non-GAAP revenue, non-GAAP earnings per share, Adjusted EBITDA, and free cash flow, which are considered non-GAAP financial measures under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. Each of these measures are not considered financial measures under generally accepted accounting principles in the United States (“GAAP”). The definitions of these non-GAAP financial measures are as follows: Non-GAAP revenue consists of GAAP revenue, as reported, and adds back recognized deferred revenue from acquired businesses and non-material consolidated affiliates that is eliminated for GAAP purposes due to purchase accounting adjustments. Adjusted EBITDA consists of GAAP net income (loss), as reported, and adjusts for: acquisition-related deferred revenue adjustments; depreciation and amortization; stock-based compensation expense; transaction-related and other costs; non-cash asset and long-term investment impairment charges; gain on sale of business, net; interest expense and other, net; equity in net earnings of unconsolidated investments; and tax (benefit) provision. Non-GAAP net income consists of GAAP net income/(loss), as reported, and adds back: acquisition-related deferred revenue adjustments; acquisition-related amortization; stock-based compensation expense; transaction-related and other costs; non-cash asset and long-term investment impairment charges; non-cash charges to interest expense and other; gain on sale of business, net; equity in net earnings of unconsolidated investments; and the related tax effect of the aforementioned adjustments. Non-GAAP net income also includes a tax rate alignment adjustment. Non-GAAP earnings per share consist of non-GAAP net income, as defined above, divided by weighted average diluted shares outstanding in the applicable period. Free cash flow consists of GAAP cash flows provided by operating activities in the applicable period, net of capital expenditures and capitalized software costs. Management also believes that non-GAAP measures provide useful supplemental information to management and investors regarding the underlying performance of Allscripts business operations. Acquisition accounting adjustments made in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments provided and discussed herein. Management also uses this information internally for forecasting and budgeting, as it believes that these measures are indicative of core operating results. In addition, management may use non-GAAP measures to measure achievement under Allscripts stock and cash incentive compensation plans. Note, however, that non-GAAP revenue, non-GAAP earnings per share, and Adjusted EBITDA are performance measures only, and they do not provide any measure of cash flow or liquidity. Allscripts considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business after capital expenditures and capitalized software costs. Free cash flow provides management and investors a valuable measure to determine the quantity of capital generated that can be deployed to create additional shareholder value by a variety of means. Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Allscripts results of operations as determined in accordance with GAAP. Investors and potential investors are encouraged to review the definitions and reconciliations of non-GAAP financial measures with GAAP financial measures contained in the Appendix to this presentation.   For the purpose of providing financial guidance, the company does not reconcile non-GAAP revenue, non-GAAP earnings, Adjusted EBITDA or non-GAAP earnings per share guidance to the corresponding GAAP financial measures. Allscripts does not provide guidance for the various reconciling items since certain items that impact GAAP revenue and net income are either outside of its control and/or cannot be reasonably predicted. These are available on Allscripts investor relations website (http://investor.allscripts.com).

Reconciliations: Non-GAAP Revenue and Adjusted EBITDA

Reconciliations: Non-GAAP EPS 2017 and 2016

Reconciliations: Non-GAAP EPS 2015

Reconciliations: Free Cash Flow